Corporate Presentation April 2009 Exhibit 99.1

Forward Looking Statements
www.rexenergy.com |   NASDAQ: REXX 2
This document contains forward-looking statements. All statements other than statements of historical facts included in this document, including but not limited to, statements regarding our future financial position, business strategy, budgets, projected costs, savings and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,”
“estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by us in those statements include, among others, (i) the quality of our properties with regard to, among other things, the existence of reserves in economic quantities, (ii) uncertainties about the estimates of reserves, (iii)
our ability to increase our production and oil and natural gas income through exploration and development, (iv) our ability to successfully apply horizontal drilling techniques and tertiary recovery methods, (v) the number of well locations to be drilled and the time frame within which they will be drilled, (vi) the timing and extent of changes in commodity prices for crude oil and natural gas, (vii)
domestic demand for oil and natural gas, (viii) drilling and operating risks, (ix) the availability of equipment, such as drilling rigs and transportation pipelines, (x) changes in our drilling plans and related budgets and (xi) adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this document. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

1. Based on dosing price on April 9th of $3.12 and 36,851,562 shares outstanding.
2. As of first quarter 2009. Unaudited.
3. As of December 31, 2008. Does not indude Southwestern Region.

www.rexenergy.com   |   NASDAQ: REXX 3
Rex Energy Overview
• Market Cap
(1)
: $115 million
• Total Debt
(2)
: $5 million
• Cash on Hand
(2)
: $4 million
• Proven Reserve Base
(3)
:
11.0 Mmboe (65.9 Bcfe)
53% oil
65% proved developed
• Average Daily Production
(2)
:
2,579 BOE (78% oil)
Lawrence Field
ASP Flood
Project
~87,000 gross
(65,000 net)
Marcellus Shale
“Fairway” acres

www.rexenergy.com   |   NASDAQ: REXX 4
Hedges & Price Analysis
Year Volume
% of Current Avg.
Production Average Floor Average Ceiling
Crude Oil
Apr - Dec ‘09 468 MBbls 86% $63.35 $75.57
2010 588 MBbls 88% $62.71 $79.31
Natural Gas
Apr - Dec ‘09 720 MMcf 78% $7.00 $8.88
2010 960 MMcf 87% $7.56 $10.48
2011 720 MMcf 72% $8.00 $14.75
2008 Prices
Received
2008 Avg. NYMEX
Settlement Prices Diff % Diff.
Crude Oil $95.63 $99.64 $ (4.00) (4) %
Natural Gas $9.44 $9.04 $ 0.40 4%

www.rexenergy.com   |   NASDAQ: REXX 5
Proven Reserve Analysis
The company announced a reduction in year-end reserves from continuing operations as of December 31, 2008 of approximately 22% due predominately to a 54% reduction in the oil price assumption used in the estimates.
On a commodity price normalized case, using 2007 year-end prices
(1)
, proven
reserves would have risen ~19% to 16.7 MMBOE, producing a 376% reserve replacement ratio and F&D costs of $12.77/BOE ($2.13/Mcfe).
1. $92.50/Bbl and $6.95/Mcf
Oil (MBbls) Gas (MMcfe) BOE (MBOE)
December 31, 2007 11,962 12,716 14,081
Plus Extensions & Discoveries 165 – 165
Plus/ (Less) Revisions of Previous Estimates (5,550) 1,812 (5,248)
(Less) 2008 Production (776) (1,037) (949)
December 31, 2008 5,994 30,019 10,997

Revenue
Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
20.1
34.5
52.0
68.0
2005
2006
2007
2008

EBITDAX
Millions
$35
$30
$25
$20
$15
$10
$5
$0
6.3
14.7
22.1
29.1
2005
2006
2007
2008

Production
MBoe
1,000
800
600
400
200
0
460
664
901
949
2005
2006
2007
2008

Proved Reserves
MMBoe
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
7.1
12.5
14.1
11.0
2005
2006
2007
2008

REX ENERGY®

Historical Highlights www.rexenergy.com | NASDAQ: REXX 6

Capital Budget & Liquidity
• Capital Budget
$49 million exploration & development budget
70% allocated to Marcellus Shale
• Liquidity
$5 million drawn on line of credit with $80 million borrowing base
(1)
• Used net proceeds from Permian Basin divestiture to pay down debt
Approximately 85% of current production is hedged through 2010
• Crude Oil average floor: $62.99
• Natural Gas average floor: $7.32
$4 million cash on hand
(1)
www.rexenergy.com   |   NASDAQ: REXX 7
1. As of first quarter 2009. Unaudited.

Marcellus Shale Overview
• Rex Energy has leased approximately 87,000 gross (65,000 net) acres in areas of active
Marcellus Shale exploration in Pennsylvania.
• Approximately 13% of acreage is held by production, and high percentage of undeveloped acreage has ~5 years remaining on primary term.
• Completed five vertical wells to date achieving a 1.8 MMcf/day initial rate on most recent.
• Independent evaluation by Schlumberger Data & Consulting Services indicates ~951
Bcfe of proved, probable & possible reserves (16.4 Bcfe proved).
www.rexenergy.com |   NASDAQ: REXX 8

# Marcellus Shale Overview

Tioga
▪ ~2,400 Net Acres
▪ ~4,800 ft. deep
▪ ~ 80 – 85 ft. thick
Butler
▪ ~11,500 Net Acres
▪ 2 Verticals Completed (~775 Mcfd IP)
▪ ~ 5,000 ft. deep
▪ ~75 ft. thick
Clearfield/Centre
▪ ~27,800 Net Acres
▪ ~8,800 ft. deep
▪ ~ 150 – 300 ft. thick
Westmoreland
▪ ~17,200 Net Acres
▪ Three Verticals Completed
▪ 1.8 MMcfd IP
▪ ~8,000 ft. deep
▪ ~ 135 – 165 ft. thick
Fayette
▪ ~5,600 Net Acres
▪ Majority of Acreage is HBP'd
▪ ~7,500 ft. deep
▪ ~ 125 – 135 ft. thick
East Resources
Range Resources
Exco Resources
Cabot
Chesapeake
Chief
Anadarko
Carrizzo
Phillips
XTO Energy
Atlas Energy
CNX Gas
ERIE
CRAWFORD
WARREN
MCKEAN
POTTER
TIOGA
BRADFORD
SUSQUEHANNA
WAYNE
SULLIVAN
LYCOMING
CLINTON
PIKE
MONROE
CARBON
CENTRE
CLEARFIELD
BUTLER
ARMSTRONG
BEAVER
MONTOUR
SNYDER
SCHUYLKILL
NORTHAMPTON
LEHIGH
ALLEGHENY
INDIANA
CAMBRIA
BLAIR
BERKS
BUCKS
WASHINGTON
WESTMORELAND
HUNTINGDON
MONTGOMERY
PHILADELPHIA
DELAWARE
GREENE
FAYETTE
FULTON
FRANKLIN

Marcellus Shale | Rex Energy Areas

REX ENERGY

www.rexenergy.com | NASDAQ: REXX 9

Marcellus Shale Gas Marketing
• Butler County
Phase I of processing plant nearing completion
• 3 – 5 MMcfd initial capacity with ability to scale up to 25 MMcfd
Dominion line
• Tap in place for initial capacity of up to 15 MMcfd
• Approximately 1 mile from acreage
• Westmoreland County
Dry Gas/ Treatment Plant Not Required
Dominion/Peoples Line
• 2 Taps in place with up to 18 MMcfd capacity
Equitrans line
• Approximately 4 miles from acreage
• Installing 2 taps with up to 8 MMcfd capacity each
Texas Eastern line
• Approximately 8 miles from acreage
• Rights of way in place for future capacity needs
• Clearfield/Centre County
Dry Gas/ Treatment Plant Not Required
Columbia 1711 line
• Approximately 1 mile from acreage
• Tap site secured. Tap being installed 3 quarter 2009 with up to 50 MMcfd initial capacity
Dominion line
• Approximately 12 miles from acreage for additional future capacity needs
www.rexenergy.com   |   NASDAQ: REXX 10
rd

2009 Marcellus Drilling
• Drill 6-8 horizontal wells
2,500 – 3,000 foot laterals
5 – 8 stage completions
• Union Drilling Fit-for-Purpose Rig
Delivered
• First well spud in April in Butler
County, PA
• Move rig to Westmoreland County in
mid to late second quarter 2009
• Finish in Clearfield County late second
half of 2009
• Drilling permits in hand for 2009
program
www.rexenergy.com |   NASDAQ: REXX 11

# Rate of Return vs. Gas Price

4.0 MMCFD I.P. & 4.0 BCF Reserve
3.5 MMCFD I.P. & 3.5 BCF Reserve
3.0 MMCFD I.P. & 3.0 BCF Reserve
2.5 MMCFD I.P. & 2.5 BCF Reserve
IRR
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
Nymex Gas Price

REX ENERGY®

Assumptions:
•Horizontal Well
•Working Interest: 100%
•Revenue Interest: 84%
•D&C Cost: $4.0 MM
•Lease Costs: $320,000
(2)
•Lift Costs: $3,000/mo
•Type Curve: Hyperbolic
(Barnett Type)
1. Does not represent proven reserves.  Our results may vary significantly.
2. Assumes 160 acres at $2,000 per acre.
12
Conceptual Marcellus Economics
(1)

ILLINOIS
INDIANA
PRAIRIE CREEK
FAIRBANKS
DOME MARTS
ST. JAMES
LAWRENCE
ELNORA
WEST KENNER
BRIDGEPORT (OFFICE)
GRIFFIN CONSOLIDATED
RAPTURE SOUTH
WELBORN CONSOLIDATED
LAMOTT CONSOLIDATED

REX ENERGY®

Illinois Basin Operations
• Largest oil producer in the Illinois
Basin
• Drilling success rates of greater
than 99% in numerous shallow
pay zones
• Tertiary recovery potential with
Alkali-Surfactant-Polymer flooding
• Inventory of 175 gross (174 net)
PUD & PDNP locations with
multiple non-proved offset
locations
Average Well Depth: 1,500 feet
Average Well Cost: $180,000
Average IP Rate: 15 – 30 Bbls/day
Average Net Reserves per Well:
11,900 BBls
Average F&D Costs: $15.00/Bbl
www.rexenergy.com   |   NASDAQ: REXX 13

ILLINOIS
INDIANA
DOME MARTS
ST. JAMES
ELNORA
WEST KENNER
BRIDGEPORT (OFFICE)
GRIFFIN CONSOLIDATED
RAPTURE SOUTH
WELBORN CONSOLIDATED
LAMOTT CONSOLIDATED

Lawrence Field
• Discovered in 1906, the Lawrence Field is
believed to have original oil in place of
approximately one billion barrels. The field has
the largest cumulative production in the State
of Illinois, totaling over 400 MMBbls.
• We own and operate approximately 13,500 net
acres of the Lawrence Field.
• The Cypress formation has yielded an
estimated 200 MMBbls in the Lawrence Field.
The Bridgeport formation is Pennsylvanian in
age and has yielded an estimated 140 MMBbls.
• Secondary recovery by water flooding was
initiated in the mid-1950s throughout the
Pennsylvanian and Mississippian sections.
• There have been two successful Surfactant-
Polymer pilot tests in the field to date done by
Marathon in the 1970s and 1980s (one each in
the Cypress and Bridgeport zones).
www.rexenergy.com   |   NASDAQ: REXX 14
Lawrence Field

Lawrence Field ASP Project
www.rexenergy.com |   NASDAQ: REXX 15
• We are implementing an Alkali-Surfactant-Polymer (“ASP”) Flood project in the
Cypress and Bridgeport Sandstone reservoirs of the Lawrence Field acreage.
• ASP technology uses similar mechanisms to mobilize bypassed residual oil as previous surfactant polymer floods conducted in the 1960s, 1970s and 1980s but at significantly lower costs.
• Rex Energy completed 26 core-flood tests with ASP chemicals from cores taken in the
Lawrence Field which achieved recoveries of up to 21% and 24% of the original oil in place in the Cypress and Bridgeport Sandstones respectively.
• During 2008, Rex Energy completed construction of an ASP injection plant in the
Lawrence Field and commenced ASP injection operations in May 2008 on two pilot
3.6 acre tests (Bridgeport and Cypress Sandstones).
• Each pilot consists of four injector wells and five producing wells in a 5-spot pattern.
• Based on detailed geological mapping and ASP core studies done in the field,
Netherland Sewell & Associates has identified 27 units with ~ 40 MMBbls in potential reserves recoverable through ASP flooding in only the northern and central portion of the field.

High Interfacial Tension
Oil is trapped by pore
throat restriction
Alkali +
Surfactant =
synergistic
interfacial
tension
reduction
Low Interfacial Tension
Oil passes through pore
throat restriction
The ASP process uses 3 chemicals to recover by-passed oil in the reservoir:
Poor Sweep Efficiency
Improved Sweep
Efficiency
16
The ASP Process
• Alkai:
Alters rock wettability
Reacts with oil to form
natural surfactants
Adjusts pH and
salinity
Alters rock chemistry,
reducing absorption
• Suractant:
Reduces oil-water
interfacial tension
• Polymer:
Thickening agent to
improve mobility
control for improved
sweep efficiency

BOPD
Oil Cut
350
300
250
200
150
100
50
0
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Jan-82
Jan-83
Jan-84
Jan-85
Jan-86
Jan-87
Jan-88
Jan-89
Jan-90
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
BOPD
Oil Cut

REX ENERGY®

17
Robins Surfactant-Polymer Pilot
• In 1982, Marathon began a
25-acre, surfactant-
polymer pilot on the
Robins Lease in the
Lawrence Field
• The project produced an
estimated 450,000
incremental barrels from
25-acres within the 13,500
acres of the Lawrence Field
• During the 6 year period of
chemical injection, the
production rose from 7
Bbl/day to 370 Bbl/day
and the oil cut increased
from 1% to ~23%
• The project recovered an
incremental 21% of the
original oil in place
www.rexenergy.com   |   NASDAQ: REXX
Oil Production & Oil Cut Plot
of Robins 102-B 25-Acre Surfactant-Polymer Pilot

Oil (Bbls)
Oil Cut
7 per. Mov. Avg. (Oil (Bbls))
7 per. Mov. Avg. (Oil Cut)
Oil Rate (Bbls/d)
Oil Cut
0
5
10
15
20
25
30
35
40
45
50
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
May-08
Jun-08
Aug-08
Oct-08
Dec-08

Oil (Bbls)
Oil Cut
7 per. Mov. Avg. (Oil (Bbls))
7 per. Mov. Avg. (Oil Cut)
Oil Rate (Bbls/d)
Oil Cut
0
5
10
15
20
25
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
May-08
Jul-08
Oct-08
Jan-09

18
Rex Energy ASP Pilots
• Bridgeport Sandstone Pilot (3.6 acres)
•
Chemical injection commenced May 1, 2008
•
Analysis indicates up to 80% of the residual oil was
swept through the ASP process
•
Highest recorded oil cut to date achieved by any
well in the pilot was ~15%
•
Oil production rose from ~1 barrel per day to a
peak of ~65 barrels per day
• Cypress Sandstone Pilot (3.6 acres)
•
Chemical Injection commenced May 1, 2008
•
Analysis indicates reservoir heterogeneity
adversely effected sweep efficiency
•
Highest recorded oil cut to date achieved by any
well in the pilot was ~20%
•
Oil production rose from ~2 barrel per day to a
peak of ~28 barrels per day
•
Sweep efficiency continues to improve when
polymer only phase commenced in December
2008
www.rexenergy.com |   NASDAQ: REXX

Why Invest in Rex Energy?
•
Current enterprise value of ~$115 million values only the proven reserves at
$10.45/BOE ($1.74/Mcfe), excludes any value for:
87,000 gross (65,000 net) Marcellus Shale “fairway” acres
Lawrence Field ASP Flood potential
• Strong Financial Position:
$5 million in debt drawn on line of credit with $80 million borrowing base as of
March 31, 2008
(1)
Strong hedging position with 76% current production hedged through 2010
$4 million in cash on hand as of March 31, 2008
(1)
• Significant Growth Opportunities:
Marcellus Shale potential on 87,000 gross (65,000 net) acres in Pennsylvania
Significant upside potential through ASP flooding in the Illinois Basin
Low risk developmental drilling inventory
www.rexenergy.com   |   NASDAQ: REXX 19
1. As of first quarter 2009. Unaudited.